SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Vertical Capital Income Fund

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

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2)	Aggregate number of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)	Proposed maximum aggregate value of transaction:

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5)	Total fee paid:

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☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

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2)	Form, Schedule or Registration Statement No.:

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3)	Filing Party:

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4)	Date Filed:

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Your Response Is Greatly Needed

PLEASE VOTE TODAY

By now, you should have received a proxy package in the mail regarding an important shareholder meeting for the Vertical Capital Income Fund that is scheduled for August 30, 2019.

According to our records, we have not received your vote!

It is important that we receive your vote by August 30, 2019 to be able to hold the meeting successfully. Voting early will help prevent Vertical from spending additional money soliciting your vote. If you have any questions or would like to vote, please call the number listed below:

1-833-782-7194

The Fund has made it very easy for you to vote. Choose one of the following methods:

Vote by Internet	Vote by Mail	Call

Visit the Website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage-paid envelope provided so it is received by August 30, 2019.

Call the phone number above Monday – Friday, 9:30am – 10pm, Eastern time to speak with a proxy specialist.

OR

Call the toll free touch-tone phone number listed on your proxy card. Have your proxy card with control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR YOUR PARTICIPATION

July 2019

URGENT

Re: Your investment with Vertical Capital Income Fund

Dear Shareholder,

We have attempted to contact you regarding an important matter pertaining to your investment in the Vertical Capital Income Fund.

Please contact us immediately at 833-782-7194 Monday through Friday between the hours of 9:00am to 10:00pm Eastern Time.

This matter is very important, but will take only a moment of your time.

Broadridge Financial Solutions has been engaged by Vertical Capital Income Fund to contact you.

Thank you in advance for your assistance with this matter.

Sincerely,

Gina Balderas

Manager

Shareholder Services